Exhibit 31.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE

SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION

302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michelle Gilson, certify that:

(1) I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Arcellx, Inc.; and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 24, 2026

/s/ Michelle Gilson
Michelle Gilson
Chief Financial Officer
(Principal Accounting and Financial Officer)